Exhibit 99.2                                                          1 May 2002


                                            HLM DESIGN INTERNATIONAL LIMITED
                                            (formerly HLM Architects Limited)

                                                          REPORT AND ACCOUNTS
                                                             31 DECEMBER 2001

                        HLM DESIGN INTERNATIONAL LIMITED

      Directors:                           C D Liddle - Chairman
                                           R C Fraser - Chief Executive
                                           C J Buckingham - Managing Director
                                           L H Welch
                                           J R Ferguson
                                           D M Cafferty
                                           N J Beecroft
                                           K S Mosley
                                           R P I Parsons
                                           J M Harris
                                           V B Brannon
                                           W Aeberhard


      Secretary:                           K S Mosley

      Company Number:                      2424914


      Registered Office:                   Lyme House Studios
                                           30-31 Lyme Street
                                           London
                                           NW1 OEE

      Auditors:                            Chantrey Vellacott DFK
                                           Chartered Accountants
                                           Russell Square House
                                           10-12 Russell Square
                                           London WC1B 5LF

                                    CONTENTS

                                                                       Pages

      Report of the directors                                            2

      Report of the auditors                                             3

      Consolidated profit and loss account                               4

      Consolidated balance sheet                                         5

      Balance sheet                                                      6

      Cash flow statement                                                7

      Notes to the accounts                                           8 - 15

                        HLM DESIGN INTERNATIONAL LIMITED

                             REPORT OF THE DIRECTORS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

The directors present their report, together with the audited accounts of the group, for the year ended 31 December 2001.

The name of the company was changed from HLM Architects Limited on 15 April
2002.

REVIEW OF ACTIVITIES

The company acted as a holding company to the HLM group and acted as Principal Architect on PFI and other major projects tendered for by the group during the year. On 1 January 2002 the trading activities of the group were transferred to the company.

The result for the year was disappointing. The group has won new work both at the end of the year and subsequently. The directors are optimistic for the future.

On 22 February 2002 the company became a subsidiary of HLM Design Inc, a company incorporated in the United States of America.

RESULTS AND DIVIDENDS

The loss for the year after taxation was (Pounds)177,911.

The directors do not recommend the payment of a dividend for the year.

DIRECTORS' RESPONSIBILITIES

The directors are required by company law to prepare accounts for each financial year which give a true and fair view of the state of affairs of the group at the end of the financial year and of the profit or loss for that period. In preparing the accounts, suitable accounting policies have been used and applied consistently, and reasonable and prudent judgements have been made. The directors are also responsible for maintaining adequate accounting records, for safeguarding the assets of the group, and for preventing and detecting fraud and other irregularities. The directors are satisfied that the business is a going concern.

DIRECTORS AND THEIR INTERESTS

The directors at 31 December 2001 and their interests in the share capital of the company are as set out below.

                                         Ordinary shares of 25p each
                               31 December 2001                  1 January 2001

C D Liddle                              160,000                         160,000
R C Fraser                              160,000                         160,000
L H Welch                               160,000                         160,000
J R Ferguson                             60,000                          60,000
D M Cafferty                             60,000                          60,000

The directors resigned on 22 February 2002, and were reappointed on that date together with W Aeberhard, V B Brannon and J M Harris. On 10 April 2002 C J Buckingham, N J Beecroft, K S Mosley and R P I Parsons were appointed directors of the company.

The directors had no interests in the share capital of the subsidiary companies.

Approved by the Board of Directors on 10 May 2002
and signed on their behalf by:

K S MOSLEY
Secretary

               INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF

                        HLM DESIGN INTERNATIONAL LIMITED

We have audited the financial statements of HLM Design International Limited for the year ended 31 December 2001 which are set out on pages 3 to 14. These financial statements have been prepared under the historical cost convention and the accounting policies set out therein.

Respective responsibilities of directors and auditors

As described in the Statement of Directors' Responsibilities the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with the relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and of the group as at 31 December 2001 and of the results of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

United Kingdom Accounting Standards vary in certain respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States of America would have affected shareholders' equity as at 31 December 2000 and 2001 and profit
(loss) after taxation for the years ended 31 December 2000 and 2001 to the extent summarised in note 20 to the financial statements.

/s/ CHANTREY VELLACOTT DFK

Chartered Accountants
Registered Auditors
London
13 May 2002

                        HLM DESIGN INTERNATIONAL LIMITED

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                       FOR THE YEAR ENDED 31 DECEMBER 2001

                                                  Notes                           2001                           2000

FEES RECEIVABLE                                                                6,112,318                      7,109,377

Change in work in progress and
  fees received in advance                                                       947,552                        916,336
                                                                             -----------                    -----------

NET FEES EARNED                                                                7,059,870                      8,025,713

OPERATING COSTS

  External charges                                              474,366                           694,075
  Staff costs                                       2         4,600,311                         4,200,836
  Depreciation and amortisation                     3           220,342                           196,014
  Other operating charges                                     1,979,400                         1,979,067
                                                            -----------                       -----------

                                                                               7,274,419                      7,069,992
                                                                             -----------                    -----------

OPERATING (LOSS) PROFIT                             4                           (214,549)                       955,721

Interest receivable and similar income              5                             18,103                        352,703
                                                                             -----------                    -----------

(LOSS) PROFIT on ordinary activities
  before taxation                                                               (196,446)                     1,308,424

Taxation credit (charge) on (loss) profit on
   ordinary activities                              6                             18,535                       (424,736)
                                                                             -----------                    -----------

(LOSS) PROFIT on ordinary activities
  after taxation                                                                (177,911)                       883,688

Dividends paid and proposed                         7                                  -                        900,000
                                                                             -----------                    -----------

RETAINED DEFICIT FOR THE YEAR                                                   (177,911)                       (16,312)

Retained profit brought forward                                                  234,527                        250,839
                                                                             -----------                    -----------

RETAINED PROFIT CARRIED FORWARD                                      (Pounds)     56,616            (Pounds)    234,527
                                                                             ===========                    ===========

All the above amounts relate to continuing activities.

All recognised gains and losses are included in the above profit and loss account.

                        HLM DESIGN INTERNATIONAL LIMITED

                           CONSOLIDATED BALANCE SHEET

                             AS AT 31 DECEMBER 2001

                                              Notes                                 2001                           2000

FIXED ASSETS

  Intangible assets                             8                                 30,150                         40,200
  Tangible assets                               9                                364,104                        356,143
                                                                             -----------                    -----------

                                                                                 394,254                        396,343


CURRENT ASSETS

  Debtors                                      10             1,807,685                         2,747,149
  Cash at bank and in hand                                       88,067                           626,065
                                                            -----------                       -----------

                                                              1,895,752                         3,373,214
CREDITORS: amounts falling due
  within one year                              11             1,983,390                         3,285,030
                                                            -----------                       -----------

NET CURRENT (LIABILITIES) ASSETS                                                 (87,638)                        88,184
                                                                             -----------                    -----------

TOTAL ASSETS LESS CURRENT
  LIABILITIES                                                        (Pounds)    306,616            (PoundS)    484,527
                                                                             ===========                    ===========

CAPITAL AND RESERVES

  Called up share capital                      12                                152,000                        152,000
  Share premium account                                                           98,000                         98,000
  Profit and loss account                                                         56,616                        234,527
                                                                             -----------                    -----------

EQUITY SHAREHOLDERS' FUNDS                     14                    (Pounds)    306,616            (Pounds)    484,527
                                                                             ===========                    ===========

                        HLM DESIGN INTERNATIONAL LIMITED

                                  BALANCE SHEET

                             AS AT 31 DECEMBER 2001

                                              Notes                                 2001                                 2000
FIXED ASSETS

 Investment in subsidiary undertakings         15                                180,150                              190,200

CURRENT ASSETS

 Debtors                                       10               986,619                          1,563,124
 Cash at bank                                                    75,312                            705,558

                                                              ---------                          ---------

                                                              1,061,931                          2,268,682
CREDITORS: amounts falling due
 within one year                               11               892,105                          1,914,228

                                                              ---------                          ---------


NET CURRENT ASSETS                                                               169,826                              354,454

                                                                                 -------                              -------
TOTAL ASSETS LESS CURRENT
 LIABILITIES                                                            (Pounds) 349,976                     (Pounds) 544,654

                                                                                 =======                              =======
CAPITAL AND RESERVES

Called up share capital                        12                                152,000                              152,000
Share premium account                                                             98,000                               98,000
Profit and loss account                                                           99,976                              294,654

                                                                                 -------                              -------

EQUITY SHAREHOLDERS' FUNDS                     14                       (Pounds) 349,976                     (Pounds) 544,654

                                                                                 =======                              =======

Approved by the Board of Directors on 10 May 2002
and signed on their behalf by:

V B BRANNON

R C FRASER

                        HLM DESIGN INTERNATIONAL LIMITED

                        CONSOLIDATED CASH FLOW STATEMENT

                       FOR THE YEAR ENDED 31 DECEMBER 2001

                                                                                         2001                                 2000
OPERATING (LOSS) PROFIT                                                              (214,549)                             955,721

Depreciation and amortisation charge                            223,031                                 198,169
Profit on sale of assets                                         (2,689)                                 (2,155)
Change in:      Income in advance                              (947,552)                               (916,336)
                Debtors                                         955,600                                (649,384)
                Creditors                                       281,244                                 127,408

                                                              ---------                               ---------
                                                                                      509,634                           (1,242,298)

                                                                                     --------                           ----------

Net cash inflow (outflow) from operating activities                                   295,085                             (286,577)

RETURNS ON INVESTMENTS AND SERVICING
  OF FINANCE

Interest received                                                20,286                                  86,937
Dividends received                                                    -                                   7,234
Interest payable                                                 (2,183)                                      -

                                                              ---------                               ---------

                                                                                       18,103                               94,171

TAXATION

Corporation tax paid                                                                 (232,933)                            (706,395)

CAPITAL EXPENDITURE
 AND FINANCIAL INVESTMENT

Sale of investment                                                    -                                 479,470
Purchase of tangible assets                                    (234,863)                               (202,120)
Sale of tangible assets                                          16,610                                   7,625
Purchase of intangible asset                                          -                                 (50,250)

                                                              ---------                               ---------

Net cash (outflow) inflow from investing activities                                  (218,253)                             234,725

DIVIDENDS PAID TO EQUITY SHAREHOLDERS                                                (400,000)                          (1,000,000)

                                                                                     --------                           ----------
Net cash (outflow) before management
of liquid resources and financing                                                    (537,998)                          (1,664,076)
Issue of share capital                                                                      -                              100,000

                                                                                     --------                           ----------

(Decrease) in cash at bank                                                   (Pounds)(537,998)                   (Pounds)1,564,076)

                                                                                     ========                           ==========


ANALYSIS OF NET FUNDS                     Net funds                                 Net funds                            Net funds
                                          1 January                               31 December                          31 December
                                               2000            Cashflow                  2000          Cashflow               2001
Cash at bank                      (Pounds)2,190,141  (Pounds)(1,564,076)      (Pounds)626,065  (Pounds)(537,998)    (Pounds)88,067
                                          =========          ==========               =======          ========             ======

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

1.   ACCOUNTING POLICIES

     The accounts have been prepared under the historical cost convention as modified by the revaluation of certain tangible assets using the following accounting policies.

     a)   Basis of consolidation

          The consolidated accounts include the accounts of the company and its subsidiaries made up to 31 December 2001. Intercompany transactions have been eliminated.

     b)   Depreciation and amortisation

          Depreciation is provided on all tangible assets at rates calculated to write off the cost or valuation less estimated residual value of each asset over its expected useful life. The expected useful lives are as follows:

          Computers and other equipment                        : 3 years
          Furniture                                            : 5 years
          Motor vehicles                                       : 4 years

          Goodwill arising on consolidation of World Wide Architecture Limited is being amortised over 5 years, which is considered to be its useful life.

     c)   Revenue recognition

          Revenue is recognised on the percentage-of-completion method at estimated collectable rates. The extent of the performance is measured by the ratio of direct labour cost incurred to date to estimated total direct labour costs for each contract.

          A major portion of the Company's revenue is from participating in tenders for construction projects under the Private Finance Initiative in the healthcare, custodial and defence sectors for the United Kingdom Government. The Company participates in a tender as part of a group of service providers (i.e. architectural, construction, property, maintenance, financial) to design, finance, construct and maintain the property and several other groups will participate in the initial phases of these projects until a group is selected to complete the project (the "Financial Close"). The Company is compensated, and recognises revenue, at a discounted rate for services provided in the phases prior to the Financial Close and their services may be terminated at any time without notice or penalty. At the end of each initial phase and at the Financial Close, the Company may receive additional payments ("Bullet payments"), which are recognised as revenue when received. Post financial close revenue is billed and recognised on the percentage-of-completion method at full rates.

          Provisions for estimated losses on uncompleted projects are made in the period in which such losses are first subject to reasonable estimation. Unanticipated changes in project performance, project conditions and estimated profitability result in revisions to costs and income and are recognised in the period in which the revisions are determined.

          Billings in excess of revenues recognised are included in creditors as "income in advance".

     d)   Operating leases

          Rentals under operating lease contracts are charged to the profit and loss account as they fall due.

     e)   Deferred taxation

          Provision is made for timing differences between the treatment of certain items for taxation and accounting purposes, except that no provision is made where it can be reasonably foreseen that such deferred taxation will not be payable in the foreseeable future.

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

1.   ACCOUNTING POLICIES

     f)     Investments

              Investments in subsidiary undertakings and other investments are stated at cost, less provisions for diminution in value.

2.   STAFF COSTS                                                                                  2001               2000

     Staff costs during the year amounted to:
       Wages and salaries                                                                    4,088,127          3,718,786
       Social security costs                                                                   406,762            384,476
       Other pension costs                                                                     105,422             97,574
                                                                                             ---------          ---------
                                                                                     (Pound) 4,600,311  (Pound) 4,200,836
                                                                                             ---------          ---------

     The average number of employees during the year was made up as follows:                        No.               No.

       Architects                                                                                   121               119
       Administration                                                                                29                30
                                                                                             ----------         ---------
                                                                                                    150               149
                                                                                             ----------         ---------

3.   DEPRECIATION                                                                                 2001         2000

     Depreciation of owned assets                                                               212,981           188,119
     Amortisation of goodwill                                                                    10,050            10,050
     Profit on sale of assets                                                                    (2,689)           (2,155)
                                                                                             ----------         ---------
                                                                                     (Pound)   220,342  (Pound)   196,014
                                                                                             ----------         ---------

4.   OPERATING (LOSS) PROFIT

     Operating (loss) profit is stated after charging:                                            2001         2000
                                                                                                (Pound)      (Pound)

     Directors' remuneration                                                                    628,314           569,888
     Auditors' remuneration                                                                      18,000            18,000
                                                                                             ==========         =========

     Directors' remuneration comprises:

       Aggregate emoluments                                                                     588,077           527,233
       Company contributions to money purchase pension schemes                                   40,237            42,655
                                                                                             ----------         ---------
                                                                                     (Pound)    628,314 (Pound)   569,888
                                                                                             ==========         =========

     Pension contributions were paid in respect of four directors (2000 : four).

     The highest paid director received(pound)169,713 (2000:(pound)151,872). No pension contributions were paid in respect of the highest paid director (2000 : nil).

         A professional practice charged (pound)26,250 for the services of Mr R C Fraser during 2000.

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

5.   INTEREST RECEIVABLE  AND SIMILAR INCOME                                                      2001                 2000
     Profit on sale of listed investment                                                             -              258,532
     Interest receivable                                                                        20,286               86,937
     Dividends receivable                                                                            -                7,234
     Interest payable                                                                           (2,183)                   -

                                                                                        --------------      ---------------

                                                                                        (Pounds)18,103      (Pounds)352,703

                                                                                        ==============      ===============

6.   TAXATION CREDIT (CHARGE) ON (LOSS) PROFIT ON ORDINARY ACTIVITIES                             2001                 2000

     The taxation is based on the (loss) profit for the year and is made up as follows:
       UK Corporation tax at 30% (2000 : 30%)                                                   25,000             (430,000)
       Adjustment of prior year                                                                 (6,465)               5,264

                                                                                        --------------      ---------------

                                                                                        (Pounds)18,535      (Pounds)424,736)

                                                                                        ==============      ===============

7.   DIVIDENDS PAID AND PROPOSED                                                                  2001                 2000

     To equity shareholders
     Interim dividends paid                                                                          -              500,000
     Interim dividend proposed                                                                       -              300,000
     Proposed final dividend                                                                         -              100,000

                                                                                        --------------      ---------------

                                                                                        (Pounds)     -      (Pounds)900,000

                                                                                        ==============      ===============

8.   INTANGIBLE ASSETS                                                                                             Goodwill

     Cost
     At 1 January and 31 December 2001                                                                               50,250

                                                                                                            ---------------

     Amortisation
     At 1 January 2001                                                                                               10,050
     Charge for the year                                                                                             10,050

                                                                                                            ---------------

     At 31 December 2001                                                                                             20,100

                                                                                                            ---------------

     Net book value
     At 31 December 2001                                                                                    (Pounds) 30,150

                                                                                                            ===============

     At 31 December 2000                                                                                    (Pounds) 40,200

                                                                                                            ===============

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

9.   TANGIBLE ASSETS                                                     Furniture &             Motor
                                                                           equipment          vehicles               Total
     Cost or valuation:
       1 January 2001                                                        962,689            16,338             979,027
       Additions                                                             224,583            10,280             234,863
       Disposals                                                              (8,962)           (9,956)            (18,918)

                                                                     ---------------   ---------------    ----------------

       31 December 2001                                                    1,178,310            16,662           1,194,972

                                                                     ---------------   ---------------    ----------------

     Depreciation:
       1 January 2001                                                        619,497             3,387             622,884
       Charge for the year                                                   208,837             4,144             212,981
       On disposals                                                           (2,717)           (2,280)             (4,997)

                                                                     ---------------   ---------------    ----------------

       31 December 2001                                                      825,617             5,251             830,868

                                                                     ---------------   ---------------    ----------------

     Net book value:
       31 December 2001                                              (Pounds)352,693   (Pounds) 11,411    (Pounds) 364,104

                                                                     ===============   ===============    ================

       31 December 2000                                              (Pounds)343,192   (Pounds) 12,951    (Pounds) 356,143

                                                                     ===============   ===============    ================

     All tangible fixed assets are held by HLM Design Limited.

     Cost or valuation of furniture and equipment include (Pounds)144,000 revalued by the directors as at 1 January 1995 based on a detailed physical inventory of the assets. These assets are now fully depreciated.

     The group had authorised capital expenditure of(Pounds)Nil at 31 December 2001 (2000:(Pounds)64,000).

                                                                       Group                              Company
10.  DEBTORS                                                   2001              2000              2001               2000
     Trade debtors                                        1,552,246         2,277,934           967,838          1,225,187
     Taxation recoverable                                    16,136                 -            16,136                  -
     Other debtors                                           29,025           369,119             2,645            316,668
     Prepayments and accrued income                         210,278           100,096                 -             21,269

                                                  ----------------- -----------------   ---------------  -----------------

                                                  (Pounds)1,807,685 (Pounds)2,747,149   (Pounds)986,619  (Pounds)1,563,124

                                                  ================= =================   ===============  =================

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

                                                                             Group                                 Company
11.  CREDITORS: amounts falling due within one year                  2001               2000               2001                2000
     Fees receivable in advance                                   470,000          1,417,552            200,000             418,000
     Trade creditors                                              449,548            406,567                  -                   -
     Amount payable to subsidiary undertaking                           -                  -            550,808             780,273
     Corporation tax                                                    -            235,332                  -             235,332
     Taxation and social security                                 522,072            354,317                  -              33,498
     Other creditors and accruals                                 541,770            471,262            141,297              47,125
     Proposed dividends                                                 -            400,000                  -             400,000

                                                        -----------------  -----------------  ------------------  -----------------

                                                        (Pounds)1,983,390  (Pounds)3,285,030    (Pounds)892,105   (Pounds)1,914,228

                                                        =================  =================  ==================  =================

12.  CALLED UP SHARE CAPITAL

                                                                                                           2001                2000
     Authorised
     4,000,000 ordinary shares of 25p each                                                    (Pounds)1,000,000   (Pounds)1,000,000

                                                                                              ==================  =================

     Allotted, issued and fully paid
     608,000  ordinary  shares of 25p each                                                    (Pounds)  152,000   (Pounds)  152,000

                                                                                              ==================  =================


13.  PARENT COMPANY PROFIT AND LOSS ACCOUNT

     As allowed by s230 of the Companies Act 1985 the profit and loss account of the company is not presented. The loss dealt with in the accounts of the company was (Pounds)194,678 (2000 : profit: (Pounds)944,299).

14.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                                                                             Group                                  Company
                                                                     2001               2000               2001                2000
     (Loss) profit on ordinary activities after
      taxation                                                   (177,911)           883,688           (194,678)            944,299
     Dividends paid and proposed                                        -           (900,000)                 -            (900,000)
     Issue of share capital                                             -            100,000                  -             100,000

                                                        -----------------  -----------------  ------------------  -----------------

     Net (reduction) addition  to equity
      shareholders' funds                                        (177,911)            83,688           (194,678)            144,299
     Opening equity shareholders' funds                           484,527            400,839            544,654             400,355

                                                        -----------------  -----------------  ------------------  -----------------

     Closing equity shareholders' funds                 (Pounds)  306,616    (Pounds)484,527    (Pounds)349,976     (Pounds)544,654

                                                        =================  =================  ==================  =================

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

15.   INVESTMENT IN SUBSIDIARY UNDERTAKINGS

      Shares at cost:
      1 January 2001 and at 31 December 2001                          200,250
                                                                      -------

      Provision for diminution in value:
      At 1 January 2001                                                10,050
      Charge in year                                                   10,050
                                                                      -------

      At 31 December 2001                                              20,100
                                                                      -------


      Net book value:
      31 December 2001                                       (Pounds) 180,150
                                                                      =======

      31 December 2000                                       (Pounds) 190,200
                                                                      =======

     The company owns the whole of the issued share capital of HLM Design Limited a company registered in England.

     Additionally the company owns the whole of the issued share capital of the following dormant companies which are registered in England.

     HLM Landscape Limited*
     HLM Planning Limited*
     World Wide Architecture Limited
     HLM Architects Limited (formerly Top of the League Limited)
     Rock Archimedia Limited

     *via HLM Design Limited

16.  CONTINGENT LIABILITIES

     There were no contingent liabilities at 31 December 2001.

     At 31 December 2000, HLM Design Limited had given guarantees secured in part by a debenture on the assets and undertakings of that company in respect of the mortgage loans of a former fellow subsidiary. The liability at 31 December 2000 was (Pounds)1,817,785. Following the sale of the relevant properties and the repayment of the mortgage loans by the former fellow subsidiary on 8 June 2001, the guarantees were released.

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

17.  OPERATING LEASES

     The group's commitments for rental payments under operating leases payable during the year to 31 December 2002 are as follows:

     Operating leases:
                                                                Office
                                                              Premises

     Expiring within one year                                   49,522
     Expiring between two and five years                        29,500
     Expiring after more than 5 years                          434,628
                                                               -------
                                                      (Pounds) 513,650
                                                               =======

     Other operating leases are not material.

18.  RELATED PARTY TRANSACTIONS

     a) The directors of the company are substantial shareholders of Melbourne Property Holdings Limited and C D Liddle and R C Fraser are directors of that company. At the beginning of the year the group rented certain office premises from Melbourne Properties Limited, a subsidiary of Melbourne Property Holdings Limited. The annual rental payable in respect of the properties amounted to (Pounds)399,328. Additionally, the group had given guarantees in respect of the mortgage loans of Melbourne Properties Limited, which at 31 December 2000 amounted to (Pounds)1,817,785.

          Following the sale of the properties by Melbourne Properties Limited to third parties, repayment of the mortgage loans and release of the guarantee, there are no continuing related party transactions.

          At 31 December 2001 no amounts were due to Melbourne Property Holdings Limited.

     b) R C Fraser and C D Liddle, directors of the company, are directors and the sole shareholders of 2020 Investments PLC.

          During the year the group maintained a current account with 2020 Investments PLC, and paid for and received amounts on behalf of that company.

          At 31 December 2001 no amounts were due from 2020 Investments PLC.

19.  POST BALANCE SHEET EVENTS

     On 22 February 2002 the shareholders of the company entered into an agreement with HLM Design Inc., a company incorporated in the United States of America, whereby, GA Design International (Holdings) Limited, a wholly owned subsidiary of that company, purchased the whole of the issued share capital of the company. With effect from that date the company is a wholly owned subsidiary of HLM Design Inc.

     The cash part of the consideration for the acquisition was provided by a bank loan to GA Design International (Holdings) Limited, which is secured on the assets and undertaking of HLM Design International Limited.

                        HLM DESIGN INTERNATIONAL LIMITED

                              NOTES TO THE ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2001

20.  UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     The following table presents the material differences between United Kingdom and United States of America generally accepted accounting principles ("GAAP").

     Reconciliation of net (loss) profit after taxation from UK GAAP to US GAAP

                                                                                          Years ending
                                                                                           31 December
                                                                                       2001           2000
                                                                                     (Pounds)       (Pounds)
     Net (loss) profit after taxation as reported under UK GAAP                     (177,911)       883,688
     Deferred tax                                                                      6,197         (2,200)
                                                                                    --------       --------
                                                                                    (171,714)       881,488
                                                                                    ========       ========

     Under UK GAAP, applicable at the date of these financial statements, Statement of Standard Accounting Practice No 15 - "accounting for deferred tax", deferred tax net debit balances are not carried forward as assets, except to the extent that they are expected to be recoverable without replacement by equivalent debit balances.

     Under US GAAP, deferred tax assets for temporary differences using enacted tax rates in effect at period end, are recognised in accordance with Financial Accounting Standard No. 109 ("FAS 109") "accounting for Income Taxes" Under FAS 109, deferred tax assets are recognised in full. Such amounts are reduced by a valuation allowance to the extent that it is more likely than not that deferred tax assets will not be realised.